TherapeuticsMD, Inc. 10-Q

Exhibit 10.7

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT

IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF

PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 2 TO THE SOFTGEL COMMERCIAL SUPPLY AGREEMENT

BETWEEN THERAPEUTCSMD, INC. AND CATALENT PHARMA SOLUTIONS, LLC

(Estradiol and Progesterone softgel capsules)

This Amendment No. 2 to the Softgel Commercial Supply Agreement (“Second Amendment”) is made as of this 29th day of September, 2020 (“Second Amendment Effective Date”) by and between TherapeuticsMD, Inc., a Nevada corporation, with a place of business at 951 Yamato Road, Suite 220, Boca Raton, Florida 33431 (“Client”), and Catalent Pharma Solutions, LLC, a Delaware limited liability company, having a place of business at 14 Schoolhouse Road, Somerset, New Jersey 08873 (“Catalent”).

WHEREAS, Client and Catalent entered into that certain Softgel Commercial Supply Agreement dated June 24, 2016, as amended (the “Agreement”).

WHEREAS, Client and Catalent desire to amend the Agreement as more fully set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, terms and conditions set forth below, the parties agree as follows:

1.              Capitalized Terms. All capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement. For clarity, the term “Agreement” as used in the Agreement and herein shall mean the Agreement as amended hereby.

2.              Section 1.53 of the Agreement, is hereby deleted and replaced with the following:

“Territory” means worldwide, except shall not include countries that are targeted by the comprehensive sanctions, restrictions or embargoes administered by the United Nations, European Union, United Kingdom, or the United States. Catalent shall not be obliged to Process Products for sale in any of such countries if it is prevented from doing so, or would be required to obtain or apply for special permission to do so, due to any restrictions (such as embargoes) imposed on it by any governmental authorities, including without limitation, those imposed by the U.S. Office of Foreign Asset Control.

3.              The following definitions shall be added to Section 1 of the Agreement:

EXECUTION VERSION

“Authorized Generic(s)” means any drug sold, licensed, or marketed under the Product’s New Drug Application that is marketed, sold or distributed under a different labeler code, product code, trade name, trademark, or packaging (other than repackaging the listed drug for use in institutions) than the Product.

“ROW” means any country in the Territory excluding the United States.

4.              Section 2.1 of the Agreement is hereby amended by adding the following to the end of the Section:

“Client and its Affiliates shall purchase from Catalent: (1) at least [***] percent ([***]%) of Client’s and its Affiliates’ requirements of Product in the United States, and (2) at least [***] percent ([***]%) of Client’s and its Affiliates’ requirements of Product in the ROW as supplied by, through, or on behalf of Client. In the event Client or its Affiliate(s), alone or in partnership with a third party, launches an Authorized Generic, then Client and its Affiliates shall purchase exclusively from Catalent all of Client’s and its Affiliates’ requirements of the Authorized Generic in the Territory so long as Catalent’s pricing for the Authorized Generic is competitive with the pricing requirements for the Authorized Generic.”

5.              Article 2 of the Agreement is hereby amended by adding the following as a new Section 2.5:

Stability Studies. During the Term, Catalent shall have the right, but not the obligation, to perform all annual stability studies (including testing and storage) for Product to be sold in the United States at the pricing set forth on Attachment D. If Catalent is unable to perform the annual stability studies, Client may contract with a Third Party for the performance of the annual stability studies. Price increases for such stability services shall not exceed [***] percent ([***]%) per year.

6.             Section 7.1 of the Agreement is hereby amended by including the following as a new subsection D:

Beginning January 1, 2021, Client shall pay Catalent the annual Hormone Suite Occupancy fees as set forth on Attachment B. Catalent shall submit an invoice to Client for such fees on January 1, 2021 and each January 1st thereafter during the Term.

EXECUTION VERSION

7.             Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

Unit Pricing Increase. The Unit Pricing shall be adjusted on an annual basis, effective on each July 1st (with the first Unit Pricing adjustment to be effective on July 1, 2017), upon sixty (60) days' prior written notice from Catalent to Client, to reflect increases in labor, utilities and overhead and shall be in an amount equal to the change in the Producer Price Index ("PPI"), "Pharmaceutical Preparation Manufacturing" (Series ID: PCU325412325412), not seasonally adjusted, as published by the U.S. Department of Labor, Bureau of Labor Statistics; provided that beginning July 1, 2021 (a) the annual increase to the Unit Pricing for the PPI for Product to be sold in United States, Canada, and Israel shall be capped at [***] percent ([***]%) per year, and (b) the annual increase to the Unit Pricing for the PPI for Product to be sold in the ROW shall be capped at [***] percent ([***]%) per year. The initial base period for comparison shall be the twelve (12) month period ending on the date most closely preceding the effective date of the first Unit Pricing increase, but which allows enough time for Catalent to provide to Client the notice required by this Section 7.2. In addition, notwithstanding the foregoing, price increases for raw materials, and components shall be passed through to Client annually.

8.              Section 16.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

Term. This Agreement shall commence on the Effective Date and shall continue through April 2, 2029, unless earlier terminated in accordance with Section 16.2 (as may be extended in accordance with this Section, the “Term”). The Term shall automatically be extended for successive two (2)-year periods unless and until one party gives the other party at least twelve (12) months’ prior written notice of its desire to terminate as of the end of the then-current Term.

9.              Attachment B of the Agreement, as amended, is hereby deleted in its entirety and replaced with the revised Attachment B, attached hereto.

10.           The Agreement is hereby amended by adding Attachment D, attached hereto.

11.           Governing Law. This Second Amendment shall be governed by and construed under the laws of Delaware, USA, excluding its conflicts of law provisions. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Second Amendment.

EXECUTION VERSION

12.           No Other Variations. Except as specifically amended herein, all other terms and conditions of the Agreement remain in full force and effect and shall apply to the construction of this Second Amendment.

13.           Counterparts. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. Any photocopy, facsimile or electronic reproduction of the executed Second Amendment shall constitute an original.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized Representatives to execute this Second Amendment effective as of the Second Amendment Effective Date.

CATALENT PHARMA SOLUTIONS, LLC		THERAPEUTICSMD, INC.

By:	/s/ Louis B. Weiner	By:	/s/ James D’Arecca

Name:	Louis B. Weiner	Name:	James D’Arecca

Title:	VP Business Development, NA Softgel	Title:	Chief Financial Officer

EXECUTION VERSION

ATTACHMENT B

UNIT PRICING, FEES AND MINIMUM REQUIREMENT

UNIT PRICING FOR THE UNITED STATES Effective Through June 30, 2021
Product Unit Strength	Product Size	Batch Size	Unit* Pricing for Total Softgels Shipped between July 1, 2020 and June 30, 2021
			First [***] softgels	Between [***] and [***] softgels	Between [***] and [***] softgels	[***] and more softgels
100mg Progesterone + 1mg Estradiol	[***] oval	[***]	$[***]	$[***]	$[***]	$[***]
100mg Progesterone + 0.5mg Estradiol	[***] oval	[***]	$[***]	$[***]	$[***]	$[***]
UNIT PRICING FOR ROW Effective Through June 30, 2021
Product Unit Strength	Product Size	Batch Size	Unit* Pricing per [***] Softgels
100mg Progesterone + 1mg Estradiol	[***] oval	[***]	$[***]
100mg Progesterone + 0.5mg Estradiol	[***] oval	[***]	$[***]

* One unit is [***] softgel capsules. Unit Pricing includes full API release testing, cost of Processed softgels, Product full release testing and bulk packaging. Unit Pricing does not include cost of API, tooling or other Product-specific capital items, artwork, shipping, insurance or duty. Unit Pricing also does not include any testing, retesting or testing supplies other than as expressly set forth in the Specifications. Unit Pricing is based on certain assumptions as to manufacturing processes, storage conditions, etc. Accordingly, Unit Pricing is subject to adjustment in the event any such assumptions are subject to revision in connection with the validation of the Product.

EXECUTION VERSION

MINIMUM REQUIREMENT
Contract Year	Product	Minimums Requirement
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules
[***]	Across all strengths	[***] capsules

ADDITIONAL FEES
Type of Fee	Amount	Payable
Product Maintenance Fee	$[***] for the first Product strength; $[***] for each additional Product strength	[***]
Hormone Suite Occupancy Fee	$[***]	[***]

EXECUTION VERSION

ATTACHMENT D

STABILITY STUDIES PRICING

[***]